DREYFUS PREMIER MIDCAP STOCK FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Premier Midcap Stock Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund. The Fund is a series of The Dreyfus/Laurel Funds, Inc. (the “Company”).

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, normally invests in stocks of midsize companies. The Acquiring Fund has a better performance record and, for at least one year after the reorganization, will have a  net expense ratio that is the same as or lower than that of the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company’s Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a better performance record and, for at least one year after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. The Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

J. David Officer
President
The Dreyfus/Laurel Funds, Inc.

August 8, 2008

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER MIDCAP STOCK FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER MIDCAP STOCK FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about December 17, 2008 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Premier Midcap Stock Fund (the “Fund”). You will receive Class A, Class B, Class C, Class I or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class I or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of The Dreyfus/Laurel Funds, Inc. (the “Company”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record and, for at least one year after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies. The Fund seeks capital appreciation and the Acquiring Fund seeks long-term capital appreciation. To pursue its goal, the Fund normally invests at least 80% of its assets in stocks of midsize companies. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in securities that have been ranked at the time of purchase by Standard & Poor’s analysts according to the Standard & Poor’s STock Appreciation Ranking System (or “STARS”). The Acquiring Fund focuses on companies that, at the time of purchase, have market capitalizations within the range of companies included in the Standard & Poor’s® MidCap 400 Index (“S&P 400”). The Fund’s portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the S&P 400, which is the Fund’s benchmark. Each fund may invest in foreign securities, and each fund’s stock investments consist primarily of common stocks. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund’s and the Acquiring Fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a “unitary” management fee at the annual rate of 1.10% of the value of the Fund’s average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services. Under the unitary fee structure, Dreyfus pays all of the Fund’s expenses, except for the Fund’s management fee, Rule 12b-1 plan fees, taxes, interest, brokerage commissions, fees and expenses of the non-interested Directors (including counsel expenses), and extraordinary expenses. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Acquiring Fund’s average daily net assets. The Acquiring Fund pays other service providers and bears other Acquiring Fund expenses directly, which, in the case of the Fund, generally are paid by Dreyfus under the unitary fee structure. In addition, although each class of shares of the Fund (other than Class C shares) had a lower net expense ratio than the corresponding class of shares of the Acquiring Fund, as of each fund’s most recent fiscal year end, after any current fee waiver and/or expense reimbursement arrangements, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund for at least one year after the reorganization, so that the net operating expenses of such classes of shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class A, Class B, Class C, Class I and Class T shares, respectively, of the Fund, as of its most recent fiscal year end.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective, substantially similar investment policies and a better performance record than the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund that has a better performance record and, for at least one year after the reorganization, will have a net expense ratio that is the same as or lower than that of the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Company’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER MIDCAP STOCK FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Premier Midcap Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc. (the “Company”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, October 15, 2008, at 11:00 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 5, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Michael A. Rosenberg
Secretary

New York, New York

August 8, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER MIDCAP STOCK FUND

(A Series of The Dreyfus/Laurel Funds, Inc.)

To and in Exchange for Class A, B, C, I and T Shares of

DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND

(A Series of Dreyfus Premier Manager Funds I)

PROSPECTUS/PROXY STATEMENT

AUGUST 4, 2008

_______________________________________

Special Meeting of Shareholders

To Be Held on Wednesday, October 15, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the “Company”), on behalf of Dreyfus Premier Midcap Stock Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, October 15, 2008, at 11:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 5, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”) in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class I or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Class A, Class B, Class C, Class I or Class T Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated August 4, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and investment management policies. The Fund seeks capital appreciation and the Acquiring Fund seeks long-term capital appreciation. The Acquiring Fund focuses on companies that, at the time of purchase, have market capitalizations within the range of companies included in the Standard & Poor’s® MidCap 400 Index (“S&P 400”). The Fund’s portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the S&P 400, which is the Fund’s benchmark. However, the investment practices and limitations of each fund (and the related risks) are not identical. The Acquiring Fund is a series of Dreyfus Premier Manager Funds I (the “Trust”). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated August 1, 2008 and Annual Report for its fiscal year ended March 31, 2008 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended October 31, 2007 or Semi-Annual Report for the six-month period ended April 30, 2008, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class I and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2008, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding	Class T Shares Outstanding
5,031,577	778,017	802,482	992,680	109,965

Proxy materials will be mailed to shareholders of record on or about August 19, 2008.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	22

Information about the Reorganization	23

Additional Information about the Acquiring Fund and the Fund	25

Voting Information	25

Financial Statements and Experts	32

Other Matters	32

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	33

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Trust’s Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND’S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class I and Class T Fund shareholder will receive a pro ratadistribution of the Acquiring Fund’s Class A, Class B, Class C, Class I and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment objectives and investment management policies. The Fund seeks capital appreciation and the Acquiring Fund seeks long-term capital appreciation The Fund’s investment objective may be changed by the Company’s Board without shareholder approval. The Acquiring Fund’s investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Acquiring Fund’s outstanding voting shares.

To pursue its goal, the Fund normally invests at least 80% of its assets in stocks of midsize companies. The Fund considers midsize companies to be those companies whose stocks are included in the S&P 400 or the Russell® Midcap Index at the time of purchase by the Fund. The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

The Fund’s portfolio managers select stocks through a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model which measures more than 40 characteristics of stocks to identify and rank stocks based on:

•	fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises
•

relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe

•	future value, such as discounted present value measures
•	long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons
•	additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data

Next, the Fund’s portfolio managers construct the portfolio through a “bottom-up” and structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the Fund’s benchmark, the S&P 400. Finally, within each sector and style subset, the Fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor’s (“S&P”) analysts according to the Standard & Poor’s Stock Appreciation Ranking System (or “STARS”). S&P’s research staff analyzes and ranks the stocks of approximately 1,500 issuers and evaluates their short- to intermediate-term (up to 12 months) appreciation potential, as shown below:

5-STARS (Buy): Total return is expected to outperform the total return of the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”) by a wide margin, with shares rising in price on an absolute basis.

4-STARS (Accumulate): Total return is expected to outperform the total return of the S&P 500 Index, with shares rising in price on an absolute basis.

3-STARS (Hold): Total return is expected to closely approximate that of the total return of the S&P 500 Index, with shares generally rising in price on an absolute basis.

2-STARS (Avoid): Total return is expected to underperform the total return of the S&P 500 Index, and the share price is not anticipated to show a gain.

1-STARS (Sell): Total return is expected to underperform the total return of the S&P 500 Index by a wide margin, with shares falling in price on an absolute basis.

The Acquiring Fund’s portfolio manager will principally use STARS to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short-selling. This investment approach is designed to provide opportunities to achieve performance that exceeds the S&P 400’s total return. The portfolio manager generally will select for the Acquiring Fund securities of companies that, at the time of purchase, have market capitalizations within the range of companies included in the S&P 400.

Generally, the Acquiring Fund will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts (“ADRs”) that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five- or four-STARS, or at the time of the short sale, were ranked one- or two-STARS. The Acquiring Fund, however, may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow the Acquiring Fund’s portfolio manager to consider a larger universe of stocks that S&P does not follow, which means that the Acquiring Fund may purchase more “lower-ranked” securities (or sell short more “higher-ranked” securities) than it otherwise could.

In selecting investments for the Acquiring Fund, the portfolio manager analyzes the stocks ranked by S&P analysts according to the STARS and selects those he believes have the best potential for capital appreciation. The portfolio manager focuses on companies that show the potential to achieve growth at a reasonable price. The portfolio manager considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

If S&P downgrades a security held by the Acquiring Fund to four-STARS from five-STARS, the Acquiring Fund may purchase additional shares of that security without limitation. In addition, if S&P upgrades a security held by the Acquiring Fund to two-STARS from one-STARS, the Acquiring Fund may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the Acquiring Fund from five- or four-STARS to three-STARS or lower, that security is subject to the 25% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the Acquiring Fund from one- or two-STARS to three-STARS or higher, that security also is subject to the 25% limitation on investments made without regard to STARS ranking.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Acquiring Fund may “sell short” securities that at their time of initial sale were ranked one- or two-STARS. The Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The Fund is not permitted to engage in short-selling. Short-selling is considered “leverage” and may involve substantial risk.

The Acquiring Fund is permitted to engage in leverage through borrowing money to purchase securities. The Fund may borrow money only for temporary or emergency purposes.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The Fund is a “diversified” fund, which means that the Fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). The Acquiring Fund is a “non-diversified” fund, which means that the proportion of its assets that may be invested in a single issuer is not limited by the 1940 Act. The Fund cannot change its diversified status without shareholder approval, but the Acquiring Fund may elect to become a diversified fund without shareholder approval.

For more information on either the Fund’s or the Acquiring Fund’s investment management policies, see “Goal/Approach” in the relevant Prospectus and “Description of the Company and Funds” in the relevant Statement of Additional Information.

The Acquiring Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. See “Certain Organizational Differences Between the Trust and the Company” below.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

•

Midsize and smaller company risk. Midsize and, to a greater extent for the Acquiring Fund, small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of a fund’s investments will rise and fall based on investor perception rather than economic factors. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund’s ability to sell these securities.

•

STARS rankings risk. (Acquiring Fund only) S&P STARS rankings represent the subjective determination of S&P’s analysts, and may not accurately assess the investment prospects of a particular security. Past performance of securities included in the S&P STARS system does not necessarily predict the future performance of the Acquiring Fund.

•

Growth and value stock risk. By investing in a mix of value and growth companies, a fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Market sector risk. (Acquiring Fund only) The Acquiring Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Acquiring Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

•

Leveraging risk. To the extent the Fund or the Acquiring Fund uses leverage, such as, with respect to the Acquiring Fund, borrowing money to purchase securities, or, with respect to each fund, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, the respective fund’s gains or losses may be magnified.

•

Short sale risk. (Acquiring Fund only) The Acquiring Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Acquiring Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Acquiring Fund.

•

IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on the fund’s performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund’s after-tax performance.

The Acquiring Fund, as a non-diversified fund, may concentrate its investments in a limited number of issuers. Therefore, the Acquiring Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Under adverse market conditions, the Acquiring Fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund invests defensively in these securities, the Acquiring Fund might not achieve its investment objective. Each fund may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Main Risks” in the relevant Prospectus and “Description of the Company and Funds” in the relevant Statement of Additional Information for a more complete description of investment risks.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus “Shareholder Guide” for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The fees and expenses set forth below for the Fund are as of its fiscal year ended October 31, 2007, and for the Acquiring Fund are as of its fiscal year ended March 31, 2008. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The Fund and the Acquiring Fund each pay Dreyfus a management fee. The management fee structures of the Fund and the Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Fund has agreed to pay Dreyfus a “unitary” management fee at the annual rate of 1.10% of the value of the Fund’s average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Fund’s expenses, except for the Fund’s management fee, Rule 12b-1 plan fees, taxes, brokerage commissions, interest expenses, fees and expenses of the Company’s non-interested Directors (including counsel fees) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Company’s non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Fund’s allocable share of such fees and expenses. The Acquiring Fund has agreed to pay Dreyfus a separate management fee at the annual rate of 0.70% of the value of the Acquiring Fund’s average daily net assets. Unlike the Fund, the Acquiring Fund pays for other fund expenses directly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund’s Class A, B, C, I and T shares for at least one year after the Reorganization, so that the net operating expenses of the Acquiring Fund’s Class A, B, C, I and T shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of the corresponding class of shares of the Fund set forth below.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder transaction fees (fees paid from your account)

Maximum front-end sales charge on purchases % of offering price	5.75%	5.75%	5.75%

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none[1]	none[1]	none[1]

Annual fund operating expenses (expenses paid from fund assets) % of average daily net assets

Management fees	1.10%	0.70%	0.70%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.00%	0.37%	0.37%
Total	1.35%	1.32%	1.32%
Fee waiver and/or expense
reimbursement	(0.05)%[2]	N/A	(0.02)%[3]
Net operating expenses	1.30%	1.32%	1.30%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Shareholder transaction fees (fees paid from your account)

Maximum front-end sales charge on purchases % of offering price	none	none	none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses paid from fund assets) % of average daily net assets

Management fees	1.10%	0.70%	0.70%
Rule 12b-1 fee	1.00%	0.75%	0.75%
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.00%	0.39%	0.39%
Total	2.10%	2.09%	2.09%
Fee waiver and/or expense
reimbursement	(0.05)%[2]	N/A	(0.04)%[3]
Net operating expenses	2.05%	2.09%	2.05%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder transaction fees (fees paid from your account)

Maximum front-end sales charge on purchases % of offering price	none	none	none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses paid from fund assets) % of average daily net assets

Management fees	1.10%	0.70%	0.70%
Rule 12b-1 fee	1.00%	0.75%	0.75%
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.00%	0.35%	0.34%
Total	2.10%	2.05%	2.04%
Fee waiver and/or expense
reimbursement	(0.05)%[2]	N/A	(0.00)%[3]
Net operating expenses	2.05%	2.05%	2.04%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder transaction fees (fees paid from your account)

Maximum front-end sales charge on purchases % of offering price	none	none	none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none	none	none

Annual fund operating expenses (expenses paid from fund assets) % of average daily net assets
Management fees	1.10%	0.70%	0.70%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.00%	0.47%	0.43%
Total	1.10%	1.17%	1.13%
Fee waiver and/or expense
reimbursement	(0.05)%[2]	N/A	(0.08)%[3]
Net operating expenses	1.05%	1.17%	1.05%

	Fund Class T	Acquiring Fund Class T	Pro Forma After Reorganization Acquiring Fund Class T
Shareholder transaction fees (fees paid from your account)

Maximum front-end sales charge on purchases % of offering price	4.50%	4.50%	4.50%

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none[1]	none[1]	none[1]

Annual fund operating expenses (expenses paid from fund assets) % of average daily net assets
Management fees	1.10%	0.70%	0.70%
Rule 12b-1 fee	0.50%	0.25%	0.25%
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.00%	0.37%	0.36%
Total	1.60%	1.57%	1.56%
Fee waiver and/or expense
reimbursement	(0.05)%[2]	N/A	(0.01)%[3]
Net operating expenses	1.55%	1.57%	1.55%

__________________

1	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2	Dreyfus has contractually agreed to waive receipt of a portion of the Fund’s management fee, in the amount of 0.05% of the value of the Fund’s average daily net assets, until April 4, 2009.
3

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for at least one year after the Reorganization, so that the net operating expenses of the Acquiring Fund’s Class A, B, C, I and T shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of the corresponding class of shares of the Fund set forth above.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. This example is based on net operating expenses, which reflect, for the applicable years, the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

	Fund

	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares

1 Year	$700	$608/$208	$308/$208	$107	$601

3 Years	$973	$953/$653	$653/$653	$345	$928

5 Years	$1,267	$1,324/$1,124	$1,124/$1,124	$601	$1,277

10 Years	$2,101	$2,060**/$2,060**	$2,427/$2,427	$1,336	$2,261

	Acquiring Fund

	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares

1 Year	$702	$612/$212	$308/$208	$119	$603

3 Years	$969	$955/$655	$643/$643	$372	$923

5 Years	$1,257	$1,324/$1,124	$1,103/$1,103	$644	$1,267

10 Years	$2,074	$2,043**/$2,043**	$2,379/$2,379	$1,420	$2,233

	Pro Forma After Reorganization Acquiring Fund Shares

	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares

1 Year	$700	$608/$208	$307/$207	$107	$601

3 Years	$967	$951/$651	$640/$640	$351	$920

5 Years	$1,255	$1,320/$1,100	$1,098/$1,098	$615	$1,261

10 Years	$2,072	$2,040**/$2,040**	$2,369/$2,369	$1,367	$2,222

*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s Class A shares from year to year. Sales loads are not reflected in the bar charts; if they were, the returns shown for Class A shares of the Acquiring Fund and the Fund would have been lower. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund’s share classes to those of the S&P 400 and the Russell Midcap Index, each an unmanged index designed to measure the performance of midcap stocks. The table for the Fund compares the average annual total returns of each of the Fund’s share classes also to those of the S&P 400 and the Russell Midcap Index. The returns in the tables reflect any applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund’s other share classes due to differences in charges and expenses.

The Acquiring Fund commenced investment operations after all of the assets of another investment company (the “predecessor fund”) were transferred to the Acquiring Fund in a tax-free reorganization on May 1, 2004. The Acquiring Fund’s performance figures in the bar chart and table below represent the performance of the predecessor fund’s shares for periods prior to May 1, 2004 and the performance of the respective class of Acquiring Fund shares thereafter.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares*

Year-by-year total returns as of 12/31 each year (%)

				-22.59	+34.88	+17.29	+20.64	+12.09	+11.89
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q2 ‘03	+15.54%
Worst Quarter:	Q3 ‘02	-16.42%

The year-to-date total return of the Acquiring Fund’s Class A shares as of 6/30/08 was -1.93%.

*	Represents the performance of the predecessor fund’s Class A shares for periods prior to May 1, 2004.

Acquiring Fund Shares*

Average annual total returns as of 12/31/07

Share class	1 Year	5 Years	Since Inception (10/01/01)

Class A
returns before taxes	5.44%	17.66%	12.19%

Class A
returns after taxes on distributions	5.10%	17.47%	11.94%

Class A
returns after taxes on distributions and sale of fund shares	4.00%	15.60%	10.66%

Class B
returns before taxes	6.95%	18.16%	12.62%**

Class C
returns before taxes	10.04%	18.36%	12.60%

Class I
returns before taxes	12.07%	19.52%	13.68%

Class T
returns before taxes	6.53%	17.92%	12.38%

S&P 400
reflects no deduction for fees, expenses or taxes	7.98%	16.20%	12.91%

Russell Midcap Index
reflects no deduction for fees, expenses or taxes	5.60%	18.21%	14.00%

_______________________________

*

The performance of the Acquiring Fund’s Class A and Class T shares represents the performance of the predecessor fund’s Class A shares for the periods prior to May 1, 2004. The performance of the Acquiring Fund’s Class B, Class C and Class I shares represents the performance of the predecessor fund’s Class B, Class C and Class Y shares, respectively, for the periods prior to May 1, 2004.

**	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund—Class A Shares

Year-by-year total returns as of 12/31 each year (%)

+8.63	+10.63	+8.36	-4.14	-13.22	+30.92	+14.04	+8.67	+7.17	+0.88
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q4 ‘98	+22.32%
Worst Quarter:	Q3 ‘98	-16.77%

The year-to-date total return of the Fund’s Class A shares as of 6/30/08 was -4.63%.

Fund Shares

Average annual total returns as of 12/31/07

Share class/ inception date	1 Year	5 Years	10 Years

Class A (4/6/94) returns before taxes	-4.93%	10.58%	6.00%

Class A returns after taxes on distributions	-8.04%	8.06%	4.18%
Class A returns after taxes on distributions and sale of fund shares	-1.25%	8.61%	4.60%

Class B (1/16/98) returns before taxes	-3.29%	10.84%	6.14%*†

Class C (1/16/98) returns before taxes	-0.74%	11.05%	5.83%†

Class I (11/12/93) returns before taxes	1.13%	12.16%	6.89%

Class T (8/16/99) returns before taxes	-3.90%	10.59%	5.91%†

S&P 400 reflects no deduction for fees, expenses or taxes	7.98%	16.20%	11.20%

Russell Midcap Index reflects no deduction for fees, expenses or taxes	5.60%	18.21%	9.91%

____________________________________

*	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†

For the Fund’s Class B and Class C shares, periods prior to 1/16/98 reflect the performance of the Fund’s Class I shares, adjusted to reflect applicable sales loads. For the Fund’s Class T shares, periods prior to 8/16/99 reflect the performance of the Fund’s Class I shares, adjusted to reflect applicable sales loads. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for the Fund’s Class B, Class C and Class T shares for such periods may have been lower.

Investment Adviser. The investment adviser for each fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $316 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Trust’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s Annual Report for the fiscal year ended March 31, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Primary Portfolio Managers. The Fund and the Acquiring Fund have different portfolio managers. The Acquiring Fund’s portfolio manager will continue to manage the Acquiring Fund after the proposed Reorganization. Fred A. Kuehndorf has been the Acquiring Fund’s primary portfolio manager since the Acquiring Fund’s inception. Mr. Kuehndorf has been a portfolio manager for The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, since September 2005. At that time, he became a dual employee of Dreyfus and TBCAM. Prior to joining TBCAM, Mr. Kuehndorf was a senior vice president and senior portfolio manager with Lighthouse Dreyfus Growth Advisors, an affiliate of Dreyfus, since November 2002.

Investment decisions for the Fund are made by a team of portfolio managers from the Domestic Equity Group of Franklin Portfolio Associates LLC (“Franklin Portfolio”), an affiliate of Dreyfus. The team has managed the Fund since September 2007. The team members are Michael Dunn, Oliver Buckley and Patrick Slattery, each of whom also is an employee of Dreyfus and manages the Fund in that capacity. Mr. Dunn has been employed by Franklin Portfolio since 1999. Mr. Buckley is chief investment officer and executive vice president of Franklin Portfolio, which he joined in 2000, and has been a portfolio manager there since 2000. Mr. Slattery is a vice president and a portfolio manager of Franklin Portfolio, which he joined in 2005; prior thereto, he was a senior vice president at Independence Investment LLC where he was a portfolio manager and quantitative researcher. There are no limitations on the role of a team member with respect to making investment decisions for the Fund.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Trust, the Company and the Trust have different Board members. None of the Board members of the Company or the Trust is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”). For a description of the Trust’s Board members, see Exhibit B.

Independent Registered Public Accounting Firms. KPMG LLP is the independent registered public accounting firm for the Fund. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund.

Capitalization. The Fund and the Acquiring Fund have each classified their shares into five classes – Class A, Class B, Class C, Class I and Class T. The following table sets forth as of March 31, 2008 (1) the capitalization of each class of the Fund’s shares, (2) the capitalization of each class of the Acquiring Fund’s shares and (3) the pro forma capitalization of each class of the Acquiring Fund’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$57,453,218	$130,865,493		$188,318,711
Net asset value per share	$10.97	$22.09		$22.09
Shares outstanding	5,239,679	5,922,929	(2,637,629)*	8,524,979

	Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$9,806,733	$16,520,822		$26,327,555
Net asset value per share	$9.42	$21.22		$21.22
Shares outstanding	1,041,123	778,623	(578,947)*	1,240,799

	Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$7,849,200	$66,834,745		$74,683,945
Net asset value per share	$9.45	$21.23		$21.23
Shares outstanding	830,985	3,147,660	(461,093)*	3,517,552

	Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$11,765,126	$37,413,645		$49,178,771
Net asset value per share	$11.51	$22.65		$22.65
Shares outstanding	1,021,840	1,651,724	(502,574)*	2,170,990

	Fund Class T	Acquiring Fund Class T	Adjustments	Pro Forma After Reorganization Acquiring Fund Class T
Total net assets	$1,119,067	$20,130,670		$21,249,737
Net asset value per share	$10.54	$22.04		$22.04
Shares outstanding	106,165	913,360	(55,395)*	964,130

_________________

*	Adjustment to reflect exchange of shares outstanding from the Fund to the Acquiring Fund.

The Fund’s total net assets (attributable to Class A, Class B, Class C, Class I and Class T shares) and the Acquiring Fund's total net assets (attributable to Class A, Class B, Class C, Class I and Class T shares, as of March 31, 2008, were $87,933,344 and $271,765,375, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See “Shareholder Guide–Buying shares,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of purchase procedures.

Distribution and Service Plans. Class A, Class B, Class C and Class T shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Under the Rule 12b-1 Plan, the Fund pays MBSC Securities Corporation (“MBSC”), the Fund’s distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A shares, 1.00% of the value of the average daily net assets of Class B shares and Class C shares, respectively, and 0.50% of the value of the average daily net assets of Class T shares to finance the sale and distribution of such shares and for shareholder servicing. Under the Acquiring Fund’s Rule 12b-1 Plan, the Acquiring Fund pays MBSC, the Acquiring Fund’s distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B shares and Class C shares, respectively, and 0.25% of the value of the average daily net assets of Class T shares (there is no Rule 12b-1 Plan fee for Class A shares of the Acquiring Fund or Class I shares of each fund) to finance the sale and distribution of such shares. Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See “Distribution and Service Plans” in the Fund’s Statement of Additional Information and “Distribution Plan and Shareholder Services Plan—Distribution Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B, Class C and Class T shares for providing shareholder services (there is no Shareholder Services Plan fee for Class I shares). The Fund has no shareholder services plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, as described above, which provide for payments for shareholder servicing. See “Distribution Plan and Shareholder Services Plan—Shareholder Services Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See “Shareholder Guide—Selling shares,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Redeem Shares” in the relevant Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company. The Acquiring Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust’s Agreement and Declaration of Trust (the “Trust Agreement”), the Trust’s By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company’s Articles of Incorporation (the “Charter”), the Company’s By-Laws and the Maryland General Corporation Law (the “Maryland Code”). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund’s outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the Acquiring Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders’ meeting. The Company’s Charter provides that 33-1/3% of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund stockholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund’s acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust’s Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Company’s Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Company’s Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust’s Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Fund, the Company’s Charter, the Company’s By-Laws and the Maryland Code, and the Acquiring Fund, the Trust’s Trust Agreement, the Trust’s By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company’s Charter and By-Laws or the Trust’s Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company’s Board and to the Trust’s Board that the Fund be consolidated with the Acquiring Fund. The Company’s Board and the Trust’s Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a better performance record and, for at least one year after the Reorganization, will have a net expense ratio that is the same as or lowr than that of the Fund, without diluting such shareholders’ interests. As of March 31, 2008, the Fund had net assets of approximately $88 million and the Acquiring Fund had net assets of approximately $272 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Trust’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Company’s Board and the Trust’s Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on December 17, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Shareholder Guide—Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class I and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $92,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $29,000, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class I and Class T shares for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of its fiscal year ended October 31, 2007, the Fund did not have any capital loss carryforward.

Required Vote and Board’s Recommendation

The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus, forming a part of the Trust’s Registration Statement on Form N-1A (File No. 333-106576). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Company’s Registration Statement on Form N-1A (File No. 33-16338).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 33-1/3% of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization
Class A Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	22.7896%	11.1400%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.8020%	7.0095%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6.0910%	31.1810%

Class B Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	22.5711%	12.3181%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.0982%	9.6158%

Class C Shares

Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	20.3520%	2.1021%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	18.0847%	51.3933%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.5231%	0.7770%

LPL Financial Corporation 9785 Town Center Drive San Diego, CA 92121-1968	6.4935%	0.6707%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.1684%	5.9330%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.8905%	5.7181%

Class I Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	15.1603%	16.7142%

Class T Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	62.8859%	10.3738%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	11.1555%	6.9417%

First Union National Bank, Custodian for Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	6.8432%	0.3795%

As of June 30, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund’s outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class A Shares

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	41.3709%	31.1810%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0938%	7.0095%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.4088%	11.1400%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.4499%	3.8758%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.3436%	3.8002%

Class B Shares

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.4991%	8.1851%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3914%	9.6158%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.5467%	12.3181%

LPL Financial Corporation 9785 Town Center Drive San Diego, CA 92121-1968	7.4898%	5.1112%

A.G. Edwards One North Jefferson St. Louis, MO 63103	7.2478%	4.9461%

H&R Block Financial Advisors The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	6.9031%	4.7109%

Class C Shares

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	55.2299%	51.3933%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.9059%	5.9330%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.6983%	5.7181%

Class I Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	17.1445%	16.7142%

Wilmington Trust Company, Custodian FBO Huggins Hosp. 403(B) Ret. Savings Plan P.O. Box 8880 Wilmington, DE 19899-8880	14.3652%	11.2497%

Sun Trust Bank, Trustee FBO Perkins & Will, SE Cash or Deferred Retirement Savings Plan c/o Fascorp 8515 E. Orchard Road, 2T2 Englewood, CO 80111	13.8721%	10.8635%

Sun Trust Bank, Trustee FBO S1 Corporation 401(k) Savings Plan c/o Fascorp 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111	12.2931%	9.6270%

Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	10.3512%	8.1062%

Marshall & Ilsley Trust Company 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3623	6.0215%	4.7156%

Greenleaf Trust, FBO Kalamazoo Mechanical Inc. 401(k) Plan 211 South Rose Street Kalamazoo, MI 49007-4713	5.8988%	4.6195%

GPC Securities Inc., As Agent For Bank of America FBO Pratt Industries (USA) Inc. 401(k) Profit Sharing Plan P.O. Box 105117 Atlanta, GA 30348-5117	5.4176%	4.2426%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.0902%	3.9862%

Class T Shares

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	11.7734%	11.1204%

A.G. Edwards One North Jefferson St. Louis, MO 63103	8.1646%	7.7118%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.2903%	10.3738%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.2648%	6.8619%

Stifel, Nicolaus & Co. Inc. One Financial Plaza 501 North Broadway St. Louis, MO 63102-2131	6.7757%	6.3999%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.6943%	6.9417%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.6281%	6.6205%

LPL Financial Corporation 9785 Town Center Drive San Diego, CA 92121-1968	5.3256%	5.0302%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of June 30, 2008, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Acquiring Fund’s or the Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended October 31, 2007 and the audited financial statements of the Acquiring Fund for its fiscal year ended March 31, 2008 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Fund’s independent registered public accounting firm, and Ernst & Young LLP, the Acquiring Fund’s independent registered public accounting firm, respectively, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 24, 2008 (the “Agreement”), between THE DREYFUS/LAUREL FUNDS, INC. (the “Company”), a Maryland corporation, on behalf of DREYFUS PREMIER MIDCAP STOCK FUND (the “Fund”), and DREYFUS PREMIER MANAGER FUNDS I (the “Trust”), a Massachusetts business trust, on behalf of DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class A, Class B, Class C, Class I and Class T shares (“Acquiring Fund Shares”) of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to the Bank of New York Mellon, One Wall Street, New York, New York  10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class A, Class B, Class C, Class I and Class T shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10     As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust’s Trust Agreement”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust’s Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be December 17, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal years ended October 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since October 31, 2007, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust’s Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s four fiscal years ended March 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since March 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Company will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company’s President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company’s Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company’s name by the Company’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4	This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company’s Charter or the Trust’s Trust Agreement; a copy of the Trust’s Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS/LAUREL FUNDS, INC., on behalf of Dreyfus Premier Midcap Stock Fund

By: /s/ J. David Officer
J. David Officer,
President

ATTEST: /s Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier S&P STARS Opportunities Fund

By: /s/ J. David Officer
J. David Officer,
President

ATTEST: /s Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE TRUST’S BOARD MEMBERS

Board members for the Acquiring Fund, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below.1

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (64) Chairman of the Board (2003)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of
   certain outdoor-related services to homes
   and businesses, Director

Peggy C. Davis (65) Board Member (2006)

Shad Professor of Law, New York University School of Law (1983 – present)

Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

None

David P. Feldman (68) Board Member (2003)	Corporate Director and Trustee	BBH Mutual Funds Group (11 funds), Director The Jeffrey Company, a private investment company, Director

James F. Henry (77) Board Member (2006)

President, The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)

Advisor to The Elaw Forum, a consultant on managing corporate legal costs

Advisor to John Jay Homstead (the restored home of the first U.S. Chief Justice)

Individual Trustee of several trusts

Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

Ehud Houminer (67) Board Member (2003)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director International Advisory Board to the MBA Program, School of Management, Ben Gurion University, Chairman

Gloria Messinger (78) Board Member (2003)	Arbitrator for American Arbitration Association and Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers, Inc.) Consultant in Intellectual Property	Theater for a New Audience, Inc., Director Brooklyn Philharmonic, Director

Dr. Martin Peretz (68) Board Member (2006)	Editor-in-Chief of The New Republic Magazine Director of TheStreet.com, a financial information service on the web

American Council of Trustees and Alumni, Director

Pershing Square Capital Management, Advisor

Montefiore Ventures, General Partner

Harvard Center for Blood Research, Trustee

Bard College, Trustee

Board of Overseers of YIVO Institute for

   Jewish Research, Chairman

Anne Wexler (78) Board Member (2003)	Chairman of Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present	The Community Foundation for the National Capital Region, Director Member of the Council of Foreign Relations WETA-DC’s Public TV and Radio Station, Vice Chairman

______________________

1  None of the Board members are “interested persons” of the Trust, as defined in the 1940 Act.

DREYFUS PREMIER MIDCAP STOCK FUND

The undersigned shareholder of Dreyfus Premier Midcap Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc. (the “Company”), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 5, 2008 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 11:00 a.m., on Wednesday, October 15, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

STATEMENT OF ADDITIONAL INFORMATION

August  4, 2008

Acquisition of the Assets of

DREYFUS PREMIER MIDCAP STOCK FUND

(A Series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, I and T Shares of

DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND

(A Series of Dreyfus Premier Manager Funds I)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 4, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Midcap Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc. (the “Company”), in exchange for Class A, Class B, Class C, Class I and Class T shares of Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”), a series of Dreyfus Premier Manager Funds I (the “Trust”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated August 1, 2008
2.	The Acquiring Fund’s Annual Report for the fiscal year ended March 31, 2008.
3.	The Fund’s Statement of Additional Information dated March 1, 2008
4.	The Fund’s Annual Report for the fiscal year ended October 31, 2007.
5.	The Fund’s Semi-Annual Report for the six-month period ended April 30, 2008.
6.	Pro forma financials for the combined Fund and Acquiring Fund as of March 31, 2008

The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August 4, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated August 1, 2007 is incorporated herein by reference to the Trust’s Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A, filed  July 27, 2007 (File No. 333-106576). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2008, filed May 28, 2008.

The Fund’s Statement of Additional Information dated March 1, 2008 is incorporated herein by reference to the Company’s Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A, filed February 27, 2008 (File No. 33-16338). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended October 31, 2007, filed December 31, 2007.

Pro Forma STATEMENT OF INVESTMENTS

Dreyfus Premier S &P Stars Opportunities Fund
March 31, 2008 (Unaudited)

	Dreyfus Premier S & P STARS Opportunities Fund		Dreyfus Premier Midcap Stock Fund		Dreyfus Premier S & P STARS Opportunities Fund Pro Forma	Dreyfus Premier S & P STARS Opportunities Fund	Dreyfus Premier Midcap Stock Fund	Dreyfus Premier S & P STARS Opportunities Fund Pro Forma
					Combined (*)			Combined (*)
Common Stocks--100.0%	Shares					Value ($)		(Note 1)
Consumer Discretionary--13.0%
Abercrombie & Fitch, Cl. A	82,000				82,000	5,997,480		5,997,480
Aeropostale			32,675	[b]	32,675		885,819	885,819
American Greetings, Cl. A			26,500		26,500		491,575	491,575
American Eagle Outfitters	250,500				250,500	4,386,255		4,386,255
AutoZone			3,500	[b]	3,500		398,405	398,405
Best Buy	61,500	[a]			61,500	2,549,790		2,549,790
Big Lots			7,950	[a,b]	7,950		177,285	177,285
Blyth			18,100	[a]	18,100		356,932	356,932
Brinker International			35,375		35,375		656,206	656,206
Burger King Holdings	255,500				255,500	7,067,130		7,067,130
Choice Hotels International			10,650		10,650		363,271	363,271
Coach	175,000	[b]	14,600	[b]	189,600	5,276,250	440,190	5,716,440
DISH Network, Cl. A			3,050	[b]	3,050		87,626	87,626
Dollar Tree			33,100	[b]	33,100		913,229	913,229
Expedia			11,450	[a,b]	11,450		250,640	250,640
Family Dollar Stores			26,650	[a]	26,650		519,675	519,675
GameStop, Cl. A			19,200	[b]	19,200		992,832	992,832
Gentex			40,600		40,600		696,290	696,290
Hanesbrands			15,500	[a,b]	15,500		452,600	452,600
Hasbro			11,250	[a]	11,250		313,875	313,875
ITT Educational Services			7,400	[a,b]	7,400		339,882	339,882
MPS Group			28,000	[b]	28,000		330,960	330,960
PetSmart	120,000	[a]			120,000	2,452,800		2,452,800
Priceline.com			2,950	[a,b]	2,950		356,537	356,537
Quiksilver	300,000	[b]			300,000	2,943,000		2,943,000
Ross Stores			6,500	[a]	6,500		194,740	194,740
Scholastic			11,250	[b]	11,250		340,538	340,538
Snap-On			8,900		8,900		452,565	452,565
Sotheby's			15,300	[a]	15,300		442,323	442,323
Tiffany & Co.	100,000	[a]	10,200	[a]	110,200	4,184,000	426,768	4,610,768
Warnaco Group			15,400	[b]	15,400		607,376	607,376
Xerox			35,750		35,750		535,178	535,178
						34,856,705	12,023,317	46,880,022
Consumer Staples--2.5%
Estee Lauder, Cl. A	115,000				115,000	5,272,750		5,272,750
BJ's Wholesale Club			5,700	[b]	5,700		203,433	203,433
Church & Dwight			17,800		17,800		965,472	965,472
Herbalife			6,500		6,500		308,750	308,750
Hormel Foods			22,650		22,650		943,599	943,599
PepsiAmericas			13,400		13,400		342,102	342,102
Universal			15,300	[a]	15,300		1,002,609	1,002,609
						5,272,750	3,765,965	9,038,715
Electronics--.3%
Harris			9,300		9,300		451,329	451,329
L-3 Communications Holdings			2,700		2,700		295,218	295,218
Synopsys			12,400	[b]	12,400		281,604	281,604
							1,028,151	1,028,151
Energy--13.1%
Alpha Natural Resources	180,000	[a,b]			180,000	7,819,200		7,819,200
Cameron International			19,300	[b]	19,300		803,652	803,652
CenterPoint Energy			73,100		73,100		1,043,137	1,043,137
Chesapeake Energy			4,000	[a]	4,000		184,600	184,600
Cimarex Energy			24,100		24,100		1,319,234	1,319,234
Consol Energy	90,000				90,000	6,227,100		6,227,100
Denbury Resources			42,100	[b]	42,100		1,201,955	1,201,955
ENSCO International	75,000	[a]			75,000	4,696,500		4,696,500
FMC Technologies			13,100	[a,b]	13,100		745,259	745,259
Frontier Oil			14,750		14,750		402,085	402,085
Frontline			14,900	[a]	14,900		685,698	685,698
Holly			8,550		8,550		371,155	371,155
National Oilwell Varco			13,200	[b]	13,200		770,616	770,616
Noble Energy			17,250		17,250		1,255,800	1,255,800
Patterson-UTI Energy			18,150	[a]	18,150		475,167	475,167
Pride International			9,600	[b]	9,600		335,520	335,520
Superior Energy Services	159,000	[b]	11,000	[b]	170,000	6,299,580	435,820	6,735,400
Swift Energy			9,850	[b]	9,850		443,152	443,152
Tidewater			8,900		8,900		490,479	490,479
Williams	136,000	[a]			136,000	4,485,280		4,485,280
XTO Energy	100,000				100,000	6,186,000		6,186,000
						35,713,660	10,963,329	46,676,989
Financial--9.3%
Affiliated Managers Group	45,000	[a,b]			45,000	4,083,300		4,083,300
AMB Property			12,800		12,800		696,576	696,576
American Financial Group			23,250		23,250		594,270	594,270
Cincinnati Financial			10,800		10,800		410,832	410,832
Cullen/Frost Bankers	95,000	[a]			95,000	5,038,800		5,038,800
Eaton Vance	150,000	[a]			150,000	4,576,500		4,576,500
Endurance Specialty Holdings			9,900		9,900		362,340	362,340
Everest Re Group			2,050		2,050		183,536	183,536
FirstMerit			26,800		26,800		553,688	553,688
HCC Insurance Holdings			43,700		43,700		991,553	991,553
Hospitality Properties Trust			41,650		41,650		1,416,933	1,416,933
Host Hotels & Resorts			21,500		21,500		342,280	342,280
Hudson City Bancorp	350,000				350,000	6,188,000		6,188,000
Janus Capital Group			20,100	[a]	20,100		467,727	467,727
Jefferies Group			16,050	[a]	16,050		258,887	258,887
Jones Lang LaSalle			17,200	[a]	17,200		1,330,248	1,330,248
Nationwide Financial Services, Cl. A			3,750	[a]	3,750		177,300	177,300
Philadelphia Consolidated Holding			10,800	[b]	10,800		347,760	347,760
Potlatch			7,100	[a]	7,100		293,017	293,017
ProLogis			14,950		14,950		879,957	879,957
Raymond James Financial			26,300	[a]	26,300		604,374	604,374
Reinsurance Group of America			6,300	[a]	6,300		342,972	342,972
SEI Investments			5,400		5,400		133,326	133,326
StanCorp Financial Group			7,300		7,300		348,283	348,283
SVB Financial Group			10,000	[a,b]	10,000		436,400	436,400
TCF Financial			56,900	[a]	56,900		1,019,648	1,019,648
Unum Group			24,300	[a]	24,300		534,843	534,843
W.R. Berkley			13,700		13,700		379,353	379,353
Weingarten Realty Investors			12,900	[a]	12,900		444,276	444,276
						19,886,600	13,550,379	33,436,979
Health Care--11.6%
Apria Healthcare Group			24,600	[b]	24,600		485,850	485,850
Celgene	100,000	[a,b]			100,000	6,129,000		6,129,000
Cephalon	82,000	[a,b]			82,000	5,280,800		5,280,800
CIGNA			7,900		7,900		320,503	320,503
Dentsply International			31,500		31,500		1,215,900	1,215,900
Edwards Lifesciences			15,200	[a,b]	15,200		677,160	677,160
Endo Pharmaceuticals Holdings			9,150	[b]	9,150		219,051	219,051
Gilead Sciences	110,000	[b]			110,000	5,668,300		5,668,300
Hologic	150,000	[a,b]			150,000	8,340,000		8,340,000
Health Net			9,050	[b]	9,050		278,740	278,740
Henry Schein			11,550	[a,b]	11,550		662,970	662,970
Humana			9,900	[b]	9,900		444,114	444,114
Intuitive Surgical			5,950	[b]	5,950		1,929,883	1,929,883
Invitrogen			20,550	[b]	20,550		1,756,409	1,756,409
Kinetic Concepts			12,100	[a,b]	12,100		559,383	559,383
King Pharmaceuticals			20,200	[b]	20,200		175,740	175,740
Lincare Holdings			25,000	[b]	25,000		702,750	702,750
Medicis Pharmaceutical, Cl. A			13,950	[a]	13,950		274,676	274,676
Mindray Medical International, ADR	100,000				100,000	2,894,000		2,894,000
STERIS			12,900		12,900		346,107	346,107
Vertex Pharmaceuticals	123,500	[a,b]			123,500	2,950,415		2,950,415
Warner Chilcott, Cl. A			26,100	[b]	26,100		469,800	469,800
						31,262,515	10,519,036	41,781,551
Industrial--13.4%
C.H. Robinson Worldwide	102,500	[a]			102,500	5,576,000		5,576,000
Continental Airlines, Cl. B	184,000	[a,b]			184,000	3,538,320		3,538,320
Fastenal	140,000	[a]			140,000	6,430,200		6,430,200
Goodrich	90,000				90,000	5,175,900		5,175,900
Harsco	117,500				117,500	6,507,150		6,507,150
Jacobs Engineering Group	100,000	[b]			100,000	7,359,000		7,359,000
Manitowoc	229,000	[a]			229,000	9,343,200		9,343,200
W.W. Grainger	55,000				55,000	4,201,450		4,201,450
						48,131,220		48,131,220
Information Technology--20.0%
AGCO			12,850	[b]	12,850		769,458	769,458
Allied Waste Industries			94,450	[b]	94,450		1,021,004	1,021,004
Amdocs	141,000	[b]			141,000	3,998,760		3,998,760
CF Industries Holdings			5,000	[a]	5,000		518,100	518,100
Citrix Systems	163,500	[a,b]			163,500	4,795,455		4,795,455
Dun & Bradstreet			12,800		12,800		1,041,664	1,041,664
Emulex	285,000	[b]			285,000	4,628,400		4,628,400
FactSet Research Systems	100,000	[a]			100,000	5,387,000		5,387,000
Fluor			4,200		4,200		592,872	592,872
Gardner Denver			18,100	[b]	18,100		671,510	671,510
GATX			15,550		15,550		607,538	607,538
Harris	124,500				124,500	6,041,985		6,041,985
Herman Miller			6,250	[a]	6,250		153,563	153,563
HNI			9,200	[a]	9,200		247,388	247,388
Hubbell, Cl. B			18,400		18,400		803,896	803,896
Ingram Micro, Cl. A	343,000	[b]			343,000	5,429,690		5,429,690
Jacobs Engineering Group			7,000	[b]	7,000		515,130	515,130
Kennametal			7,300		7,300		214,839	214,839
Manitowoc			13,600		13,600		554,880	554,880
Manpower			12,500		12,500		703,250	703,250
NETGEAR	150,000	[a,b]			150,000	2,992,500		2,992,500
Nice Systems, ADR	130,000	[b]			130,000	3,668,600		3,668,600
Oshkosh			14,200		14,200		515,176	515,176
Owens-Illinois			13,100	[b]	13,100		739,233	739,233
QLogic	205,000	[b]			205,000	3,146,750		3,146,750
Rockwell Automation			8,700		8,700		499,554	499,554
Satyam Computer Services, ADR	218,000	[a]			218,000	4,924,620		4,924,620
Shanda Interactive Entertainment, ADR	160,000	[b]			160,000	4,656,000		4,656,000
SPX			10,450		10,450		1,096,205	1,096,205
Steelcase, Cl. A			21,400	[a]	21,400		236,684	236,684
Teleflex			16,600		16,600		791,986	791,986
Terra Industries			31,200	[b]	31,200		1,108,536	1,108,536
Thomas & Betts			5,550	[b]	5,550		201,854	201,854
URS			8,200	[b]	8,200		268,058	268,058
W.W. Grainger			6,700		6,700		511,813	511,813
Werner Enterprises			14,350	[a]	14,350		266,336	266,336
Western Digital	281,000	[a,b]			281,000	7,598,240		7,598,240
						57,268,000	14,650,527	71,918,527
Information Technology--2.9%
Activision			20,300	[b]	20,300		554,393	554,393
ADC Telecommunications			54,000	[b]	54,000		652,320	652,320
ADTRAN			8,300	[a]	8,300		153,550	153,550
Avnet			7,600	[b]	7,600		248,748	248,748
CA			19,850		19,850		446,625	446,625
CommScope			28,400	[a,b]	28,400		989,172	989,172
Computer Sciences			14,900	[b]	14,900		607,771	607,771
Dolby Laboratories, Cl. A			6,800	[a,b]	6,800		246,568	246,568
Dycom Industries			22,200	[b]	22,200		266,622	266,622
Intersil, Cl. A			30,250		30,250		776,517	776,517
Lam Research			4,400	[a,b]	4,400		168,168	168,168
MasterCard, Cl. A			1,850	[a]	1,850		412,532	412,532
McAfee			21,300	[b]	21,300		704,817	704,817
NCR			13,000	[b]	13,000		296,790	296,790
NVIDIA			16,000	[b]	16,000		316,640	316,640
Parametric Technology			19,750	[b]	19,750		315,605	315,605
Semtech			46,900	[a,b]	46,900		672,077	672,077
Tech Data			14,400	[b]	14,400		472,320	472,320
Teradata			6,100	[b]	6,100		134,566	134,566
Total System Services			15,900		15,900		376,194	376,194
Vishay Intertechnology			13,500	[b]	13,500		122,310	122,310
Western Digital			36,200	[b]	36,200		978,848	978,848
Zebra Technologies, Cl. A			10,300	[b]	10,300		343,196	343,196
Zoran			17,700	[b]	17,700		241,782	241,782
							10,498,131	10,498,131
Materials--8.9%
Airgas	128,000		25,400	[a]	153,400	5,820,160	1,382,268	7,202,428
AK Steel Holding	165,000				165,000	8,979,300		8,979,300
Carpenter Technology	70,000		11,800		81,800	3,917,900	660,446	4,578,346
Crown Holdings			17,400	[b]	17,400		437,784	437,784
FMC	159,500				159,500	8,850,655		8,850,655
Lubrizol			6,500		6,500		360,815	360,815
Mosaic			5,300	[b]	5,300		543,780	543,780
Olin			13,600		13,600		268,736	268,736
Reliance Steel & Aluminum			6,400		6,400		383,104	383,104
Sonoco Products			15,600		15,600		446,628	446,628
						27,568,015	4,483,561	32,051,576
Telecommunication Services--1.1%
Citizens Communications	307,000	[a]			307,000	3,220,430		3,220,430
Telephone & Data Systems			16,200		16,200		636,174	636,174
Windstream			19,850		19,850		237,208	237,208
						3,220,430	873,382	4,093,812
Utilities--3.9%
AES	220,000	[b]			220,000	3,667,400		3,667,400
Alliant Energy			22,550		22,550		789,475	789,475
ONEOK			10,500		10,500		468,615	468,615
Pepco Holdings			18,850		18,850		465,972	465,972
Portland General Electric			11,700		11,700		263,835	263,835
Questar	92,000				92,000	5,203,520		5,203,520
Sempra Energy			8,600		8,600		458,208	458,208
Sierra Pacific Resources			118,800		118,800		1,500,444	1,500,444
Southern Union			33,100		33,100		770,237	770,237
WGL Holdings			17,900	[a]	17,900		573,874	573,874
						8,870,920	5,290,660	14,161,580

Total Common Stocks
(cost $241,613,849 and $91,492,912, respectively)						272,050,815	87,646,438	359,697,253

			Principal
Short-Term Investments--.8%			Amount ($)			Value ($)
U.S. Treasury Bills:
1.02%, 6/12/08	1,700,000				1,700,000	1,695,937		1,695,937
2.16%, 5/15/08	1,200,000				1,200,000	1,198,166		1,198,166
Total Short-Term Investments
(cost $2,893,352)						2,894,103		2,894,103

Other Investment--.1%			Shares
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $0 and $369,000, respectively)			369,000	[c]	369,000		369,000	369,000

Investment of Cash Collateral for
Securities Loaned--24.1%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $16,837,987)			16,837,987	[c]	16,837,987		16,837,987	16,837,987
Dreyfus Institutional Cash

Advantage Plus Fund
(cost $69,750,212)	69,750,212	[c]			69,750,212	69,750,212		69,750,212
						69,750,212	16,837,987	86,588,199

Total Investments (cost $314,257,413 and $108,699,899, respectively)					125.0%	344,695,130	104,853,425	449,548,555
Liabilities, Less Cash and Receivables					(25.0%)	(72,929,755)	(16,860,292)	(89,790,047)
Net Assets					125.0%	271,765,375	87,993,133	359,758,508

ADR - American Depository Receipts
a

All or a portion of these securities are on loan. At March 31, 2008, the total pro forma market value of the fund's securities on loan is $84,570,522 and the total pro forma market value of the collateral held by the fund is $86,605,179, consisting of cash collateral of $86,588,199 and U.S. Government and Agency securities valued at $16,980.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Pro Forma STATEMENT OF SECURITIES SOLD SHORT
March 31, 2008 (Unaudited)

	Dreyfus Premier S & P STARS Opportunities Fund	Dreyfus Premier Midcap Stock Fund	Dreyfus Premier S & P STARS Opportunities Fund Pro Forma	Dreyfus Premier S & P STARS Opportunities Fund	Dreyfus Premier Midcap Stock Fund	Dreyfus Premier S & P STARS Opportunities Fund Pro Forma
			Combined (*)			Combined (*)
						(Note 1)
Common Stocks--1.5%		Shares		Value ($)
Adtran	145,000		145,000	2,682,500		2,682,500
Medicis Pharmaceutic, Cl. A	140,000		140,000	2,756,600		2,756,600
Total Securities Sold Short (proceeds $5,539,384)				5,439,100		5,439,100

See notes to financial statements.

* As of March 31, 2008, all of the securities held by Dreyfus Premier Midcap Stock Fund comport with the investment strategies and restrictions of Dreyfus Premier S&P STARS Opportunities Fund and management does not anticipate having to dispose any securities as a result of the merger.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
March 31, 2008 (Unaudited)
					Dreyfus Premier
					S&P STARS
					Opportunities Fund
			Dreyfus Premier		Pro Forma
		Dreyfus Premier	S&P STARS		Combined
		Midcap Stock Fund	Opportunities Fund	Adjustments**	(Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$ 87,646,438	$ 274,944,918		$ 362,591,356
	Affiliated issuers	17,206,987	69,750,212		86,957,199
	Cash	9,113	102,658		111,771
Receivable from broker for proceeds from securities sold short		-	5,539,384		5,539,384
Receivable for investment securities sold		85,981	663,712		749,693
Dividends and interest receivable		74,052	135,852		209,904
Receivable for shares of Beneficial Interest subscribed		36,951	108,242		145,193
	Prepaid expenses	-	9,375		9,375

	Total Assets	105,059,522	351,254,353		456,313,875

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$ 109,585	$ 303,470		413,055
Liability for securities on loan		16,837,987	69,750,212		86,588,199
Securities sold short, at value (proceeds $0 and					-
	$5,539,384, respectively)	-	5,439,100		5,439,100
	Bank loan payable	-	3,255,000		3,255,000
Payable for investment securities purchased		72,882	-		72,882
Payable for shares of Beneficial Interest redeemed		45,003	377,988		422,991
	Payable for license fee	-	225,104		225,104
Dividends payable on securities sold short		-	5,600		5,600
	Interest payable	932	2,322		3,254
	Accrued expenses	-	130,182		130,182

	Total Liabilities	17,066,389	79,488,978		96,555,367

NET ASSETS		$ 87,993,133	$ 271,765,375		$ 359,758,508

REPRESENTED BY:	Paid-in capital	$ 96,216,900	245,728,046		$ 341,944,946
Accumulated undistributed investment income - net		192,147	-		192,147
Accumulated net realized gain (loss) on investments		(4,569,440)	(4,500,672)		(9,070,112)
Accumulated net unrealized appreciation
	(depreciation) on investments	(3,846,474)	30,538,001		26,691,527

NET ASSETS		$ 87,993,133	271,765,375		$ 359,758,508

Dreyfus Premier Midcap Stock Fund, Class A Shares (22 million, $.001 par value shares authorized)
Net Assets		$ 57,453,118		$ (57,453,118)	--
Shares outstanding		5,239,679		(5,239,679)	--
Net asset value, and redemption
price per share		$ 10.97

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 11.64

Dreyfus Premier Midcap Stock Fund, Class B Shares (100 million, $.001 par value shares authorized)
Net Assets		$ 9,806,622		(9,806,622)	--
Shares outstanding		1,041,123		(1,041,123)	--
Net asset value, offering price and redemption
price per share		$ 9.42

Dreyfus Premier Midcap Stock Fund, Class C Shares (100 million, $.001 par value shares authorized)
Net Assets		$ 7,849,200		(7,849,200)	--
Shares outstanding		830,985		(830,985)	--
Net asset value, offering price and redemption
price per share		$ 9.45

Dreyfus Premier Midcap Stock Fund, Class I Shares (66 million, $.001 par value shares authorized)
Net Assets		$ 11,765,126		(11,765,126)	--
Shares outstanding		1,021,840		(1,021,840)	--
Net asset value, offering price and redemption
price per share		$ 11.51

Dreyfus Premier Midcap Stock Fund, Class T Shares (200 million, $.001 par value shares authorized)
Net Assets		$ 1,119,067		(1,119,067)	--
Shares outstanding		106,165		(106,165)	--
Net asset value, and redemption
price per share		$ 10.54

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 11.04

Dreyfus Premier S&P STARS Opportunities Fund, Class A Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets			$ 130,865,493	57,453,118	$ 188,318,611
Shares outstanding			5,922,929	2,602,050	8,524,979
Net asset value, offering price and redemption
price per share			$ 22.09		$ 22.09

Maximum offering price per share (net asset value
plus maximum sales charge)			$ 23.44		$ 23.44

Dreyfus Premier S&P STARS Opportunities Fund, Class B Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets			$ 16,520,822	$ 9,806,622	$ 26,327,444
Shares outstanding			778,623	462,176	1,240,799
Net asset value, offering price and redemption
price per share			$ 21.22		$ 21.22

Dreyfus Premier S&P STARS Opportunities Fund, Class C Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets			$ 66,834,745	$ 7,849,200	$ 74,683,945
Shares outstanding			3,147,660	369,892	3,517,552
Net asset value, offering price and redemption
price per share			$ 21.23		$ 21.23

Dreyfus Premier S&P STARS Opportunities Fund, Class I Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets			$ 37,413,645	$ 11,765,126	$ 49,178,771
Shares outstanding			1,651,724	519,266	2,170,990
Net asset value, offering price and redemption
price per share			$ 22.65		$ 22.65

Dreyfus Premier S&P STARS Opportunities Fund, Class T Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets			$ 20,130,670	$ 1,119,067	$ 21,249,737
Shares outstanding			913,360	50,770	964,130
Net asset value, offering price and redemption
price per share			$ 22.04		$ 22.04

Maximum offering price per share (net asset value
plus maximum sales charge)			$ 23.08		$ 23.08

* Investments in securities, at cost
Unaffiliated issuers		$ 91,492,912	$ 244,507,201		$ 336,000,113
Affiliated issuers		$ 17,206,987	$ 69,750,212		$ 86,957,199

**Adjustment to reflect the exchange of shares outstanding from Dreyfus Premier Midcap Stock Fund to Dreyfus Premier S&P STARS Opportunities Fund.

		See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended March 31, 2008 (Unaudited)
						Dreyfus Premier
						S&P STARS
						Opportunities Fund
			Dreyfus Premier			Pro Forma
		Dreyfus Premier	S&P STARS			Combined
		Midcap Stock Fund	Opportunities Fund	Adjustments		(Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $2,208 and $6,462 foreign taxes withheld at source, respectively):
	Unaffiliated issuers	$ 1,851,028	$ 1,677,184	$		$ 3,528,212
	Affiliated issuers	32,926	226,738			259,664
	Income from securities lending	28,943	118,077			147,020
	Interest	-	149,718			149,718
	Total Income	1,912,897	2,171,717			4,084,614

EXPENSES:	Management fee	1,349,865	2,065,270	(490,860)	(a)	2,924,275
	Distribution fees	376,658	775,370			1,152,028
	Shareholder servicing costs	68,042	1,108,417	150,000	(b)	1,326,459
	Professional fees	-	45,720	3,000	(b)	48,720
	License fee	-	443,762	184,073	(b)	627,835
	Prospectus and shareholders' reports	-	38,582	15,000	(b)	53,582
	Trustees' fees and expenses	-	17,025	7,500	(b)	24,525
	Registration fees	-	73,789			73,789
	Custodian fees	-	24,257	10,000	(b)	34,257
	Dividends on securities sold short	-	5,600			5,600
	Interest expense	709	4,139			4,848
	Miscellaneous	-	21,211	5,000	(b)	26,211
	Total Expenses	1,795,274	4,623,142	(116,287)		6,302,129

	Less - reduction in expenses due to undertaking	(61,118)	-	(28,542)	(c)	(89,660)
	Less - reduction in custody fees due to earnings credits	-	(11,192)	-		(11,192)
	Net Expenses	1,734,156	4,611,950	(144,829)		6,201,277

INVESTMENT INCOME - NET		178,741	(2,440,233)	144,829		(2,116,663)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	2,682,447	(4,030,634)			(1,348,187)
	Net unrealized appreciation (depreciation) on investments	(14,952,302)	(5,104,010)			(20,056,312)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(12,269,855)	(9,134,644)			(21,404,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:		$ (12,091,114)	$ (11,574,877)	$ 144,829		$ (23,521,162)

(a)	This expense savings primarily results from lower asset based fees of the combined entity.

(b)	Increased expense results from the elimination of the unitary fee structure, where expenses were not previously chargeable to the acquired fund.

(c)	This expense savings primarily results from the expense undertaking being put into place after the merger for the combined entity.

See notes to unaudited pro forma financial statements.

Dreyfus Premier S&P STARS Opportunities Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 15, 2008, the Board of Trustees of Dreyfus Premier Manager Funds I, on behalf of Dreyfus Premier S&P STARS Opportunities Fund (the “Acquiring Fund”), and at a meeting held on July 24, 2008, the Board of Directors of The Dreyfus/Laurel Funds, Inc., on behalf of Dreyfus Premier Midcap Stock Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive shares of the corresponding class of shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statements of investments, securities sold short and assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on March 31, 2008. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended March 31, 2008. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is March 31 for the Acquiring Fund and October 31 for the Fund.

The pro forma statements of investments, securities sold short, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2008. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s Class A, Class B, Class C, Class I and Class T shares on March 31, 2008 by the net asset value per share of Class A, Class B, Class C, Class I and Class T shares, respectively, of the Acquiring Fund on March 31, 2008.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on April 1, 2007. The Dreyfus Corporation will bear the costs of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

Dreyfus Premier Midcap Stock Fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

Dreyfus Premier S&P STARS Opportunities Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

NOTE 7—Securities Transactions:

Dreyfus Premier S&P STARS Opportunities Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.